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                                TRIPLE NET LEASE

                         2075 SUITE 1, N. POWERLINE ROAD

                          POMPANO BEACH, FLORIDA 33069

         THIS LEASE IS MADE AS OF THE 1ST DAY OF FEBRUARY, 1999, BY AND
BETWEEN JMA INVESTMENT, INC. THE ADDRESS OF WHICH IS 2175 N. POWERLINE RD SUITE 4, POMPANO BEACH, FL. 33069, AS LESSOR, AND DELTA RECYCLING CORP., ADDRESS OF WHICH IS 2075, SUITE 1, N. POWERLINE ROAD, POMPANO BEACH, FL. 33069, AS LESSEE.

         IN CONSIDERATION OF the rents to be paid and the mutual covenants, promises, and agreements herein set forth, Lessor and Lessee agree as follows:

         Lessor hereby leases unto Lessee the building premises situated in the City of Pompano Beach, County of Broward, State of Florida, in an industrial area commonly known as COPANS POWERLINE INDUSTRIAL CENTER, ALSO described on exhibit "A", Tract "A", of plat recorded as Capital Industrial Park, Plat Book I 1 6, Page 49, hereafter referred to as premises.

                                    SECTION 1

         TO HAVE AND HOLD FOR A TERM OF THREE (3) YEARS FROM AND AFTER THE COMMENCEMENT OF THE TERM OF THIS LEASE WHICH SHALL BEGIN ON THE 1ST DAY OF FEBRUARY, 1999 AND SHALL CONTINUE THROUGH THE 31ST DAY OF JANUARY, 2002. Notwithstanding the terms of this Section immediately set forth above.

         Lessee shall have the option to extend this lease for (1) added consecutive term of (3) three years provided Lessee is not in default under any of the terms of this Lease. This option may be exercised by the Lessee by giving written notice thereof to the Lessor by hand delivery or certified mail, return receipt requested, at least 90 days prior to termination of each term of this Lease. For each of the Three years of the option period(s), the minimum net rental as defined in 3.01 and 3.02 of this Lease, shall be the minimum net rental for the immediate preceding year plus $.42 per square foot annually (3,960 X .42) to be paid as set forth in Section 3.01 and all other applicable sections.

         SECTION 1.01: The leased premises shall consist of a masonry), building exterior of approximately 3,960 square feet, (99' across by a depth of 40').

         SECTION 1.02: The exterior portion of the exterior wars and the roof of the leased premises and the area beneath said premises are not demised hereunder, and the use together with the right to install, maintain, use, repair and replace pipes, ducts, conduits, wires, structural elements leading through, over or under the leased premises in locations which will not materially interfere with Lessee's use hereof and serving other parts of Copans/Powerline Industrial Center are hereby reserved unto the Lessor.

                                    SECTION 2
                      POSSESSION AND COMMENCEMENT OF TERMS

         SECTION 2.01: Lessee acknowledges that possession of the leased premises will be delivered to it in as is condition without any representations by Lessor, or any person, firm or corporation on behalf of Lessor as to the condition thereof and Lessee accepts possession of said premises as outlined above. Any alterations or modifications of the leased premises desired by Lessee shall be accomplished in accordance with plans and specifications prepared by Lessee and approved by Lessor in writing and at Lessee's sole cost and expense and subject to Lessor's approval as stipulated in Section 8.

         SECTION 2.02: The Lease will commence on the date specified in Section
1. It is contemplated that the Premises will be ready for occupancy by the Lessee on or prior to the Commencement Date. However, in the event that the Lessor is unable to deliver possession of the Premises to the Lessee on or before said date, then and in such event the Lessor agrees to deliver possession of the Premises to the Lessee as soon as practicable thereafter, but no later than one (1) month from February l, 1999 and the rental under this Lease will be abated



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proportionately and the Lessee will be relieved of the liability for paying the same during such time Lessee does not have possession. In no event shall the Lessor have any claim for damages (except for abatement of rent as herein specified) on account of the failure of the Lessor to deliver possession of the Premises to the Lessee on or before said date.

                                    SECTION 3
                                  BASIC RENTAL

         SECTION 3.01: In consideration of the leasing aforesaid, Lessee hereby covenants and agrees to pay Lessor at such place as Lessor may hereafter from time to time designate in writing, a minimum net rental for the original term of the Lease in a total amount of Ninety Thousand Six Hundred Sixty Six Dollars 00/100 Dollars ($90,666.00) payable monthly in advance on the first day of each and every month in monthly installments as set forth below:

                  Year One - $28,584.00- $2,382.00 per month***
                  Year Two - $30,222.00- $2,518.50 per month***
                  Year Three - $31,860.00- $2,655.00 per month***

*Plus state sales tax.
**Plus additional costs as described in Sections 4.01 6.02 and 10.01 Lessor estimates first year costs at $1.96 s.f. for the purpose of computing first year monthly rent. First month's total rent is $3,200.14) THE RENTAL PAYMENTS SHALL BE MADE BY LESSEE AT THE OFFICE OF LESSOR WITHOUT ANY PRIOR DEMAND AND WITHOUT ANY DEDUCTIONS OR SET-OFFS EXCEPT AS OTHERWISE PROVIDED HEREIN. LESSEE AGREES TO PAY LESSOR A 10% LATE FEE FOR ALL PAYMENTS RECEIVED AFTER THE FIFTH DAY OF EVERY MONTH.

                                    SECTION 4
                        TAXES, ASSESSMENTS, AND UTILITIES

         SECTION 4.01: Lessee agrees to pay to Lessor its proportionate share of all taxes and assessments which have been or may be levied or assessed by any lawful authority, for any calendar year during the term hereof, against the land and buildings presently and/or at any time during the term of this Lease. Lessee's proportionate share shall be equal to the product obtained by multiplying such taxes and assessments by a fraction, which numerator shall be the number of square feet of floor area in the leased premises, and the denominator of which shall be the total number of square feet of constructed leaseable floor area. Any tax and/or assessment of any kind or nature presently or hereafter imposed by the State of Florida or any political subdivision thereof or any governmental authority having jurisdiction thereover upon, against or with respect to the rentals payable by tenant to Lessor, or on the income of Lessor, or with respect to the Lessors, or the individuals or entities which form the Lessor's interest herein, ownership of the land and buildings presently and/or at any time during the term of the Lease, either by way of substitution for all or any part of the taxes and assessments levied or assessed against such land and such buildings or in addition thereto, shall be deemed to constitute a tax and/or assessment against such land and such buildings for the purposes of this Section and Lessee shall be obligated to pay the proportionate share thereof as provided herein. In addition Lessee shall also be obligated to pay any sales tax imposed by any governmental authority on the payment by Lessee or on the receipt by Lessor an any and all payments from Lessee. If the sales tax is separately assessed, the Lessee shall pay that amount imposed on the individual payments of Lessee. if the sales tax is not separately assessed, the Lessee shall pay its proportionate share monthly as provided herein.

         SECTION 4.02: Lessee's share of all of the aforesaid taxes and assessments levied or assessed for or during the term hereof, and determined by Lessor, shall be paid in monthly installments on or before the first day of each calendar month, in advance, in an amount estimated by Lessor, provided that in the event Lessor is required under any mortgage covering the land and improvements leased to Lessee to escrow real estate taxes, Lessor may, but shall not be obligated to, use the amount required to be escrowed as a basis for its estimate of the monthly installments due from Lessee hereunder. Upon receipt of all tax bills and assessment bills attributable any calendar year during the term hereof, Lessor shall furnish Lessee with written statement of the actual amount of Lessee's share of the taxes and assessments for such year


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together with copies of the tax bills and assessment bills attributable to such calendar year. In the event no tax bill is available, Lessor may compute the amount of such tax. If the total amount paid by Lessee under this Section for any calendar year during the term of this Lease shall be less than the actual amount due from Lessee for such year, as shown on such statement, Lessee shall pay to Lessor the difference between the amount paid by Lessee and the actual amount due, such deficiency to be paid with in ten (10) days after demand therefore by Lessor, and if the total amount paid by Lessee hereunder for such calendar year exceeds such actual amount due from Lessee for such calendar year, such excess shall be credited against the next installment of taxes and assessments due from Lessee to Lessor hereunder. All amounts due hereunder shall be payable to Lessor as rent at the place where the fixed annual rental is payable. For the calendar years in which this Lease commences and terminates, the provisions of this Section shall apply, and Lessee's liability for it proportionate share of any taxes and assessments for such years shall be subject to a prorata adjustment based on the number of days of said calendar year during which the term of this Lease is in effect. A copy of a tax bill or assessment bill submitted by Lessor to Lessee shall at all times be sufficient evidence of the amount of taxes and/or assessments assessed or levied against the property to which such bill relates. Prior to or at the commencement of the term of this Lease and periodically thereafter during the term hereof, Lessor shall notify Lessee in writing of Lessor's estimate of Lessee's monthly installments due hereunder. Lessor's and Lessee's obligations under this Section shall survive the expiration of the term of this Lease. AR payments due from Lessee shall be due as rent, including any default provisions set forth in Section 18 herein, and all rights provided to Landlords for defaults in rental payments under Florida law.

         SECTION 4.03: Lessee also agrees to pay all charges made against the premises for gas, heat, electricity and all other utilities separately metered during the period of this Lease as the same shall become due.

         SECTION 4.04: In the event any or all of the foregoing utilities are to be paid from an escrowed fund required to established by Lessor or its financial institution under the terms of financing, the Lessor shall notify Lessee and Lessee shall be required to include with the additional monthly payments referred to in section 4.02 a monthly amount to satisfy the estimated monthly utility costs for the leased premises only. If the utilities, when due, exceed the total amount then in the utility escrow, then the Lessee shall, upon demand, pay any deficiency to Lessor. If such payments by Lessee, over the term of the Lease, exceed the amount of the utilities paid from the escrow, such excess shall be refunded by Lessor to Lessee at the expiration of the Lease term, or when such excess is refunded by the financial institution to Lessor, whichever first occurs. The utility escrow shall be adjusted as often as necessary to provide sufficient funds to pay current utilities.

                                    SECTION 5
                                 USE OF PREMISES

         SECTION 5.01: It is understood and agreed between the parties that the leased premises during the continuance of this Lease shall be used and occupied for USES PER ZONING CODE (Lessor represents zoning as I-1) only and for no other purpose without the prior written consent of Lessor. Lessee agrees that it will not use or permit any person to use the leased premises or any part thereof for any use or purpose in violation of the laws of the United States, the State of Florida, the ordinances or other regulation of the City of Pompano Beach or of any other lawful authorities. During the original term or any extended term, the Lessee will keep the leased premises and every part thereof and the area adjacent to the lease premises (including service areas and landscaping and parking areas), orderly, neat, safe, and clean and free from rubbish and dirt, and at all times shall store all trash, garbage, or any other material solely within the leased premises and shall arrange for the regular pickup of such trash and garbage at Lessee's expense. Lessee shall not bum any trash or garbage at any time in or about the building. Lessee shall not store or leave any material outside of the building at any time. All signs and advertising displayed in and about the premises shall be such only as to advertise the business carried on upon the premises and Lessor shall control the location, character and size thereof. No signs shall be displayed except as approved in writing by Lessor and as a condition of Lessor's approval the sign must conform to the Lessor's sign criteria; and no awning shall be installed or used on the exterior of said building unless approved in writing by the Lessor. After (30) days



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written notice of breach of the use of the premises and failure to remedy breach or Lessee failure to undertake to remedy breach and continue until remedied, Lessor shall have the right to terminate this lease forthwith and to re-enter and repossess the leased premises, or to cure the breach, and to charge the tenant with the cost of cure, to be paid as rent within ten (`10) days written notice from Landlord.

                                    SECTION 6
                    OPERATION AND MAINTENANCE OF COMMON AREAS

         SECTION 6.01: The manner in which the parking and adjacent common areas shall be maintained and operated and the expenditures therefore shall be at the sole discretion of the Lessor and the use of such areas and facilities shall be subject to such regulations as Lessor shall make from time to time. Lessor shall not impose such regulations that would have an adverse, negative effect on the operation of the Lessee's business.

         SECTION 6.02: Lessee agrees to pay as rent to Lessor in the manner hereinafter provided, but not more often than once monthly, Lessee's proportionate share of all costs and expenses of every kind and nature paid or incurred by Lessor in operating, equipping, policing and protecting, lighting, insuring repairing, replacing and maintaining the common areas. Such costs and expenses shall include, but not be limited to, illumination and maintenance of the premises, signs, cleaning, lighting, line painting, landscaping, sewer and premiums for liability and property insurance; and an amount equal to Lessee's proportionate share of fifteen percent (15%) of the total of all of the foregoing costs and expenses to cover administrative cost. Any utilities furnished or supplied to any Lessee or the building which are not separately metered, shall be considered a cost to maintain the common areas and shall be included as part of such cost. For the purpose hereof, any charges for utilities contained in the foregoing costs and expenses shall be at the same rates as the rates for comparable service from applicable utility company serving the area in which the premises is located. The proportionate share to be paid by Tenant shall be computed on the basis that the total number of square feet of floor area in the leased premises bears to the total number of square feet of constructed leasable floor area at the premises.

         Lessee's proportionate share of such costs and expenses for each lease year and partial lease year shall be paid as rent in monthly installments on the 1st day of each calendar month, in advance, in an amount estimated by Lessor. Within ninety (90) days after the end of each lease year or partial lease year, Lessor shall furnish Lessee with a statement of the actual amount of Lessee's proportionate share of such costs and expenses for such period. If the total amount paid by Lessee under the Section for any calendar year shall be less than the actual amount due from Lessee for such years as shown on such statement, Lessee shall pay to Lessor the difference between the amount paid by Lessee and the actual amount due, such deficiency to be paid within ten (10) days after the furnishing of each such statement, and if the total amount paid by Lessee hereunder for any such calendar year shall exceed such actual amount due from Lessee for such calendar year, such excess shall be credited against the next installment due from Lessee to Lessor under this Section 6.02.

                                    SECTION 7
                   MAINTENANCE AND REPAIRS OF LEASED PREMISES

         SECTION 7.01: lessor shall keep and maintain the foundation and exterior walls of the building and roof in which the leased premises are located and the structural (weight bearing) improvements on the portions of the leased premises including A/C compressor, electrical systems and breakers (unless such systems are overloaded by Lessee); exclusive of doors, door frames, door checks, windows, and exclusive of window frames located in exterior building walls, in good repair except that Lessor shall not be called upon to make an), such repairs occasioned by the act of negligence of Lessee, its agents, employees, invites, licensees, or contractors, except to the extent that Lessor is reimbursed therefore under any policy of insurance permitting waiver of subrogation in advance of loss. Lessor shall not be called upon to make any other appurtenances, except as may be required under Section 11 and 12 hereof, and Lessee shall be responsible for all maintenance and repair of any and all other improvements on the demised premises. Should Lessee fail to perform or fail to undertake to perform and complete within reasonable time any such maintenance or repair upon thirty (30) days written notice to Lessee,


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and Lessee shall pay for any such repair or maintenance as rents due with the immediate following rental payment.

         SECTION 7.02: Except as provided in Section 7.01 of this lease, Lessee shall keep and maintain in good order, condition and repair (including replacement of parts and equipment if necessary) the leased premises and every part thereof and any and all appurtenances thereto wherever located, including, but without limitation, the exterior and interior portion of all doors, door checks, windows, plate window, store front, all plumbing and sewage facilities within the leased premises, including free flow up to the main sewer line, fixtures, heating and air conditioning and electrical systems (whether or not located in the leased premises), sprinkler system, walls, floor and ceilings. The plumbing and sewage facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be introduced therein. Lessee hereby agrees to be responsible for any expenses incurred in connection with any breakage, stoppage or damage resulting from a violation of this provision by Lessee, its agents, employees, invites, licensees or contractors. Lessee shall keep and maintain the leased premises in a clean sanitary and safe condition in accordance with the laws of the State of Florida in accordance with all directions, rules and regulations of the health officer, fire marshall, building inspector, or other proper officials of the governmental agencies having jurisdiction, at the sole cost and expense of Lessee, and Lessee shall comply with all requirements of law, ordinance and otherwise, affecting said premises. If Lessee refuses to or neglects to commence or complete repairs or undertake and complete in a reasonable time required by Section 7.02 hereof promptly upon demand, nonpayment by Lessee of rental or any other charge due to Lessor under this Lease. At the time of the expiration of the tenancy created herein, Lessee shall surrender the premises in good condition, reasonable wear and tear, loss by fire or any other unavoidable casualty excepted, so long as any such fire loss is fully covered by insurance as required under this Lease.

         Lessee, at its own expense, shall install and maintain fire extinguishers and other fire protection devices as may be required from time to time by any agency having jurisdiction thereof and the insurance underwriters insuring the building in which the leased premises are located.

         SECTION 7.03: All damages or injury done to the premises by the Lessee, or by any person who may be in or upon the premises with the consent, invitation or license of the Lessee, shall be repaired and paid for by the Lessee.

                                    SECTION 8
                                   ALTERATIONS

         SECTION 8.01: Lessee agrees that the leased premises shall not be altered, improved, or changed without the written consent (which shall not be unreasonably withheld) of Lessor, and that unless otherwise provided by written agreement, all alterations, improvements and changes which may be desired by the Lessee and so consented to by the Lessor shall be done either by or under the direction of the Lessor, but at the cost of Lessee. All alterations, fixtures additions and improvements made in or to the building or the premises, except movable office furniture and office equipment put in at the expense of the Lessee, shall, unless otherwise provided by written agreement, be the property of the Lessor and remain upon the be surrendered with the premises; provided, however, the Lessor may designate by written notice to Lessee those alterations, and additions, to be removed, and Lessee shall repair any damage to the leased premises caused by such removal. Lessee shall reimburse Lessor for any repairs necessitated by Lessee's removal of designated items, as rent herein.

                                    SECTION 9
                                      LIENS

         SECTION 9.01: Lessee shall keep the leased premises free from any and all hens arising out of any work performed, materials famished, or obligations incurred by or for Lessee, and agrees to bond against or discharge any mechanic's or materialman's lien within thirty (30) days after written request therefore by Lessor. Lessee shall reimburse Lessor for any and all costs and expenses which may be incurred by Lessor by reason of filing of any such liens and/or the removal of same, such reimbursement to be made within ten (10) days after receipt by Lessee


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from Lessor of a statement setting forth the amount of such costs and expenses.
The failure of Lessee to pay any such amount to Lessor within said ten (10) day period shall carry with it the same consequences as failure to pay any installment of rental.

                                   SECTION 10
                      INSURANCE INDEMNIFY AND ATTORNEY FEES

         SECTION 10.01: Lessee shall, during the entire term hereof, keep in full force and effect a policy of public liability and property damage insurance with respect to the leased premises, and the business operated by Lessee and any subtenants of Lessee in the leased premises, including steam boiler insurance if applicable, in which the limits of public liability coverage shall be not less than Five Hundred Thousand Dollars ($500,000.00) per occurrence, and in which the limit of the property damage liability coverage shall not be less than Three Hundred Thousand Dollars ($300,000.00). The policy shall name Lessor and any other parties in interest designated by Lessor, and Lessee as insured and shall contain a clause that the insurer will not cancel or change the insurance without first giving the Lessor thirty (30) days prior written notice. Such insurance may be furnished by Lessee under any blanket policy carried by it or under a separate policy therefor. The insurance shall be with an insurance company approved by Lessor and a copy of the paid-up policy evidencing such insurance or a certificate of insurer certifying to the insurance of such policy shall be delivered to Lessor prior to commencement of Lease term and up renewals not less than thirty (30) days prior to the expirations of such coverage. Any such policy shall contain a waiver of subrogation endorsement as to the lessee. Lessee shall provide a copy of the subject insurance policy upon Lessor's written request.

         SECTION 10.02: Lessor agrees, during the ten-n hereof, to carry insurance against fire, vandalism, malicious mischief, and such other perils as are from time to time included in a standard extended coverage endorsement and, at Lessors' option, special extended coverage endorsements including rental interruption insurance equal to twelve (12) full months of rental and tax obligations, insuring the improvements of the premises, in an amount determined solely by Lessor, but not less than one hundred per cent (100%) of the full replacement cost, if available, and with or without deductible, at the option of Lessor. Lessee agrees from time to time, to pay to Lessor, Lessee's proportionate share of the cost of such insurance, such payment to made within ten (10) days after receipt of a written statement from Lessor setting forth such costs and copy of insurance premium bill. The proportionate share to be paid by Lessee shall be computed on the basis that the total number of square feet of floor area in the leased premises bears to the number of square feet of constructed leasable floor area at the premises.

         Lessee shall not carry any stock of goods or do anything in or about said premises which will in any way tend to increase the insurance rates above current levels on said premises and/or building of which they are a part. If Lessee installs any electrical equipment that overloads the lines in the leased premises, Lessee shall at its own expense make whatever changes are necessary to comply with the requirements of the insurance underwriters and governmental authorities having jurisdiction.

         SECTION 10.03: Lessee covenants to defend and indemnify Lessor, and save it harmless (except for loss or damage resulting from the negligence of Lessor, its agents or employees) from and against any and all claims, actions, damages, liability and expense, including attorneys' fees and costs, in connection with any loss, damage or injury resulting from or out of any occurrence in, upon or at the leased premises or the occupancy of use by Lessee of the leased premises or any part thereof, or arising from or out of Lessee's failure to comply with Section 7.01 or 7.02 hereof, or occasioned wholly or in part by any act or omission of Lessee, its agents, contractors, employees, servants, customers, or licensees. For the purpose hereof, the leased premises shall include the service areas adjoining the same and the loading platform area allocated to the use of Lessee.

         In case Lessor should without active fault on his part be made a party to any litigation commenced by or against Lessee, then Lessee shall defend, indemnify and hold it harmless and shall pay all costs, expenses and reasonable attorneys fees that may be incurred in enforcing the Lessee's covenants and agreements in this Lease. Should any attorney be employed to collect any monies under this Lease, including rent and otherwise, whether or not litigation is instituted, the Lessor shall receive from Lessee, Lessor's reasonable attorneys' fees and costs, through all


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appellate and post judgment proceedings. The prevailing party shall be entitled to recover reasonable attorney's fees and costs, through all appellate and post-judgment proceedings.

                                   SECTION 11
                         DESTRUCTION OF LEASED PREMISES

         SECTION 11.01: In the event the leased premises shall be partially or totally destroyed by fire or other casualty insured under the insurance carried by Lessor pursuant to Section 10.02 of this Lease, as to become partially or totally untenantable, the damage to the leased premises shall promptly be repaired by Lessor, to the extent of any proceeds received from such insurance, unless Lessor shall elect not to rebuild as hereinafter provided, and a just and proportionate part of the fixed minimum rental and all other charges shall be abated, annually until so repaired. In no event shall Lessor be required to repair or replace Lessee's merchandise, trade fixtures, furnishings, or equipment. If more than thirty-five percent (35%) of the leased premises or more than thirty-five percent (35%) of the floor area of the: building in which the leased premises are located shall be destroyed by fire or other casualty, then Lessor may elect whether to repair or rebuild the leased premises or the building of which the leased premises are a part, as the case may be, or to terminate this Lease by giving written notice to Lessee of it election to so terminate, such notice to be given within thirty (30) days after the occurrence of such damage or destruction. If less than 35% of the leased premises is destroyed by fire or other casualty, the rent shall be abated by the percentage of the leased space which is unusable until restored by Lessor. In the event of total or partial destruction while repairs are being made, Lessee must be able to operate his business and derive benefit from the use of the remaining space. Notwithstanding the foregoing, if the restoration work cannot be accomplished is Sixty (60) days Lessee shall have the option to terminate the Lease upon notice to Lessor. If any restoration work is not completed within Sixty (60) days Lessee shall have the further option of terminating the Lease. No rent will be due and payable during any period in which the leased premises are being restored by Lessor.

         SECTION 11.02: Each party hereto does hereby remise, release, and discharge the other party hereto and any officer, agent, employee, or representative of such, of and from any liability whatsoever hereinafter arising from loss, damage, or injury caused by fire or other casualty from which insurance (permitting waiver of liability and containing a waiver of subrogation) is carried by the injured party at the time of loss, damage, or injury to the extent of any recovery by the injured party under such insurance.


                                   SECTION 12
                                 EMINENT DOMAIN

         SECTION 12.01: In the event, during the term of this Lease, proceedings shall be instituted under the power of eminent domain which shall result in the taking of any part of the leased premises or the floor area of the building in which the leased premises are a part, or the taking of a material portion of the parking area so the number of spaces is thereby reduced to such an extent that Lessee's business is significantly and adversely affected, and which shall result in an eviction total or partial of the Lessee therefrom, then at the time of such eviction, this Lease shall be void and the term above demised shall cease and terminate; and if Lessee shall thereafter continue in possession of the premises or any part thereof, it shall be a Lease from month to month and for no longer term, anything in this instrument to the contrary notwithstanding. If there is only a partial taking, not including a portion of the building or reducing parking to the extent described in the previous sentence, the Lessor shall restore the parking to the extent necessary to permit Lessee to continue the use of the premises and there shall be no reduction in the monthly rental. Provided further, that the whole of any award for any portion of the premises, or the building taken by reason of said condemnation proceedings shall be the sole property of, and be payable to the Lessor and provided further, that the whole of any award for loss of business and for removal and relocation expenses in any condemnation proceedings shall be the sole property of, and be payable to the Lessee. It is further agreed that in any such condemnation proceedings the Lessor and Lessee shall each seek its own award and at its own expense.



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                                   SECTION 13
                                   ASSIGNMENT

         SECTION 13.01: Lessee shall not assign or sublet the demised premises or any part thereof without first obtaining the Lessor's written consent (not to be unreasonably withheld) except that the Lessee may, without Lessor's consent, assign or sublet all or any part of the premises to wholly or substantially owned subsidiaries of the Lessee, for a use permitted pursuant to Section 5.01 hereof, and provided that Lessee is not at such time in default hereunder and provided further that such successor shall execute an instrument in writing assuming all of the obligations and liabilities to the Lessor, and provided further that such assignment or subletting shall not operate to release Lessee from it's obligations under the lease. If Lessee is a corporation, any cumulative transfer of a majority interest of the outstanding stock of the Lessee, during the term of the Lease shall be deemed an assignment.

                                   SECTION 14
                             INSPECTION OF PREMISES

         SECTION 14.01: Lessee agrees to permit Lessor and the authorized representatives of Lessor to enter the demised premises at reasonable times during business hours for the purpose of inspecting the same.

                                   SECTION 15
                             FIXTURES AND EQUIPMENT

         SECTION 15.01: All fixtures and equipment paid for by the Lessor and all fixtures and equipment which may be paid for and placed on the premises by the Lessee from time to time but which are so incorporated and affixed to the buildings that their removal would involve damage or structural change to the buildings, shall be and remain the property of the Lessor.

         SECTION 15.02: All furnishings, equipment and fixtures other than those specified in Section 15.01, which are paid for and placed on the premises by Lessee from time to time (other than those which are replacements for fixtures originally paid for by Lessor) shall remain the property of the Lessee.

                                   SECTION 16
                                NOTICE OF DEMANDS

         SECTION 16.01: All notices to or demands upon Lessor or Lessee directed or required to be given under any of the provisions hereof shall be in writing. Any notices or demands from Lessor to Lessee shall be deemed to have been duly and sufficiently given if a copy thereof has been mailed by United States mail in an envelope properly stamped and addressed to Lessee at the address of the demised premises, or at such other address as Lessee may have last furnished in writing to the Lessor for such purpose, and any notices or demands from Lessee to Lessor shall be deemed to have been duly and sufficiently given if mailed by United States mail in an envelope properly stamped and addressed to Lessor at the address last furnished by written notice from Lessor to Lessee. The effective date of such notice shall be on business day following the delivery of the same to the United States Post Office for mailing.

                                   SECTION 17
                                   BANKRUPTCY

         SECTION 17.01: Lessee covenants and agrees that if any one or more of the following events occur, namely;

                    (a) Lessee shall be adjudged a bankrupt or insolvent or
               trustee shall be appointed for Lessee after a petition has been filed for Lessee's reorganization or arrangement under the Federal Bankruptcy Laws, as now or hereafter amended, or under the laws of any State, and any such adjudication or appointment shall not have been vacated or stayed or set aside with thirty
               (30) days from the date of the entry or granting thereof; or

                    (b) Lessee shall file, or consent to any petition in
               bankruptcy or arrangement under the Federal Bankruptcy Laws, as now or hereafter amended, or under the laws of any State; or

                    (c) A decree or order appointing a receiver of the property of Lessee shall be made and such decree or order shall not have been vacated, stayed or set aside within thirty (30) days from the date of the entry or granting thereof or Lessee shall apply for or consent to the appointment of a receiver for Lessee; or

                    (d) Lessee shall make any assignment for the benefit of
               creditors; then it shall be lawful for Lessor subject to Federal U.S. Bankruptcy laws, at his election to declare the term of the Lease ended, and the said premises and the buildings and improvements then situated thereon or any part thereof, either with or without process of law, to re-enter, and Lessee and all persons occupying in or upon the same under it to expel, remove and put out, and the said premises and the buildings and improvements then situated thereon again to repossess and enjoy.

                                   SECTION 18
                          DEFAULT, RE-ENTRY AND DAMAGES

         SECTION 18.01: In case any rent or other payments required to be made by Lessee shall be due and remain unpaid for more than fifteen (15) days after due without notice, or if default be made in any of the other covenants, agreements, stipulations or conditions herein contained and such default shall continue for a period of thirty (30) days after written notice of such default and Lessee fails to cure said default or undertake to cure said default and complete the correction of the default within a reasonable time, or if the leased premises shall be deserted or vacated, Lessor, in addition to all other rights or remedies it may have, shall have the immediate right to re-enter and may remove all persons and property from the premises. Such property may be removed and stored in any other place in the building in which the leased premises are situated, or in any other place, for the account of, and at the expense and the risk of Lessee. Lessee hereby waives all claims for damages which may be caused by the re-entry of Lessor and taking possession of the premises or storing of furniture and property as herein provided, and will save Lessor harmless from any loss, costs, or damages occasioned thereby, and no such re-entry shall be considered or construed to be a forcible entry, on the part of the Lessor. In any action pursuant to Section 18, of this Lease, the prevailing party shall be entitled to payment by of its reasonable attorneys fees and costs from the first demand made by the attorney, through all litigation including appellate and post judgment proceedings.

         SECTION 18.02: Should Lessor elect to re-enter as herein provided or should it take possession pursuant to legal proceedings to pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, re-let the premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable, with the right to make alterations and repairs to the premises. Rentals received by Lessor from such reletting shall be applied as follows:

         First, to the payment of any indebtedness, other than rent due hereunder from Lessee to Lessor, including all damages sustained by Lessor as a result of the default of Lessee;

         Second, to the payment of rent or other payments required of Lessee for taxes, insurance or utilities due and unpaid hereunder;

         Third, to the payment of any other sum specified in Section 3.02 hereof,

         Fourth, to the payment of any cost of such re-letting; and

         Fifth, to the payment of the costs of any alterations or repairs to the premises; and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. Should such rentals received from such re-letting during any month be less than that amount agreed to be paid that month by Lessee hereunder the Lessee shall pay such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the premises by Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such re-letting without termination, Lessor may at any time thereafter. elect to terminate this lease for such previous breach. Should Lessor at any time terminate this Lease for any breach, in addition to any other remedy it may recover from Lessee all damages it may incur by reason of such breach, including the cost of recovering the premises, and including the worth at the time of such termination of the excess, if any, of the amount of rent and other payments required of Lessee hereunder and charges equivalent to rent reserved in this Lease for the remainder of the stated term, over the then reasonable rental value of the premises for the remainder of the stated term.

         SECTION 18.03 In the event of default, the Lessor may declare the entire balance of the rent for the remainder of the term to be immediately due and payable and may collect the same by distress or otherwise and Lessor shall have a Lessor's hen on the property of the Lessee which is located in the leased Premises or elsewhere and in order to protect its interest in the said property Lessor may, without first obtaining a distress warrant, lock up the leased Premises in order to protect said interest in the property, or the Lessor may terminate this Lease and retake possession of the leased Premises or enter the leased Premises and relet the same without termination, in which latter event the Lessee covenants and agrees to pay any deficiency after Lessee is credited with the rent thereby obtained less all repairs and expenses (including the expenses of obtaining possession), or the Lessor may resort to any two or more of such remedies or rights, and adoption of one or more such remedies or rights shall not necessarily prevent the enforcement of others concurrently or thereafter.

                                   SECTION 19
                      SURRENDER OF PREMISES ON TERMINATION

         SECTION 19.01: Whenever this Lease shall be terminated, whether by lapse of time, forfeiture, or in any other way, Lessee will yield and deliver up the demised premises, including the building and improvements thereon and the fixtures and equipment belonging to Lessor therein contained peaceably to Lessor in as good repair as when taken, except for reasonable and normal wear and tear.


                                   SECTION 20
                PERFORMANCE BY LESSOR OF THE COVENANTS OF LESSEE

         SECTION 20.01: Should Lessee at any time fail to do any of the things required to be done by it under the provisions of this Lease, Lessor, at it's option, and in addition to any and all other rights and remedies of Lessor in such event, may but shall not be required to) do the same or cause th same to be done, and the reasonable amount of any money expended by Lessor in connection therewith shall be due from Lessee to Lessor as additional rent on or before the next rental due date bearing interest at the rate of eighteen percent (I 8%) from the date of payment until the repayment thereof to Lessor by Lessee. On default in such payment, Lessor shall have the same remedies as on default in payment of rent. Likewise in the event Lessor fails to perform or undertake to perform any of its obligations under this Lease, Lessee may do the same or cause the same to be done and charge Lessor for any reasonable amount of any money expended by Lessee bearing interest at the same rate until paid.

                                   SECTION 21
                               RIGHTS TO MORTGAGE

         SECTION 21.01: Lessor reserves the right to subject and subordinate this Lease at all times, to the hen of any mortgage or mortgages now or hereafter placed upon Lessor's interest in the said premises and on the land and buildings of which the said premises are a part or upon any building hereafter placed upon the land of which the leased premises form a part. Lessee covenants and agrees to execute and deliver upon demand such further instrument or instruments subordinating this Lease to the lien of any such mortgages or proposed mortgages and hereby irrevocably appoints Lessor the attorney-in-fact of Lessee to execute in compliance with this Section 21.01 and deliver any such instrument or instruments for and in the name of Lessee. Any failure to provide notice to the mortgagee as set forth therein shall not constitute a material breach of this agreement.

         SECTION 21.02: Lessee agrees that it will, at any time and from time to time, within ten (10) days following written notice by Lessor, execute, acknowledge and deliver to Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect and stating the modifications), and the date to which the rent, additional rent and any other payments due hereunder from Lessee have been paid in advance, if any, and stating whether or not there are defenses or offsets claimed by the Lessee and whether or not to the best knowledge of the Lessee the Lessor is in default in performance of any term, covenant or condition contained in this Lease, and if so, specifying each such default of which the Lessee may have knowledge and if requested, such financial information concerning Lessee and Lessee's business operations (and any guarantor, if the Lease be guaranteed). The failure of Lessee to execute, acknowledge and deliver to Lessor a statement in accordance with the provisions of this section within said ten (10) day period shall constitute an acknowledgment, which may be relied on by any person holding or proposing to acquire an interest in the Premises or this Lease from or through the Lessor, that this Lease is unmodified and in full force and effect and shall constitute, as to any person entitled as aforesaid to rely upon such statements, waiver of any defaults which may exist prior to the date of such notice.

                                   SECTION 22
                          COVENANTS OF QUIET ENJOYMENT

         SECTION 22.01: Lessor covenants and agrees to and with Lessee that at all times when Lessee is not in default under the terms of and during the term of this lease, Lessee's quiet and peaceable enjoyment of the leased premises shall not be disturbed or interfered with by Lessor or any person claiming by, through or under Lessor.

                                   SECTION 23
                                SECURITY DEPOSIT

         SECTION 23.01: The Lessor herewith does not acknowledge the receipt of Six Thousand Dollars ($6,000.00) to be retained as security for the faithful performance of all of the covenants, conditions and agreements of this Lease, but in no event shall the Lessor be obliged to apply the same upon rents or other charges in arrears or upon damages for the Lessee's failure to perform the said covenants, conditions, and agreements; the Lessor may so apply the security at its option; and the Lessor's right to the possession of the premises for nonpayment of rent or for any other reason shall not in any event be affected by reason of the fact that the Lessor holds this security. The said sum if not applied toward the payment of rent or other charges in arrears or toward the payment of damages suffered by the Lessor by reason of the Lessee's breach of the covenants, conditions, and agreements of this Lease shall be returned to the Lessee when this Lease is terminated, according to these terms, and in no event is the said security to be returned until the Lessee has vacated the premises, delivered possession to the Lessor, and Lessor has inspected said premises within fifteen (15) days.

         In the event that the Lessor repossesses itself of the said premises because of the Lessee's default or because of the Lessee's failure to carry out the covenants, conditions and agreement of the Lease, the Lessor may apply the said security upon all damages suffered or which shall accrue thereafter by reason of the Lessee's default or breach. The Lessor shall not be obliged to keep the said security segregated from its own funds and there shall be paid no interest on said security deposit.

                                   SECTION 24
                                  HOLDING OVER

         SECTION 24.01: In the event Lessee herein holds over after the termination of this Lease, thereafter the tenancy shall be from month to month in the absence of a written agreement to the contrary, subject to all the conditions, provisions and obligations of this Lease insofar as the same are applicable to a month to month tenancy but at monthly rental double the monthly rental stipulated in Section 3.01.

                                   SECTION 25
                         REMEDIES NOT EXCLUSIVE; WAIVER

         SECTION 25.01: Each and everyone of the rights, remedies and benefits provided by this Lease shall be cumulative, and shall not be exclusive of any other of said rights, remedies and benefits allowed by law.

         SECTION 25.02: One or more waivers of any covenant or condition by Lessor shall not be construed as a waiver of a further or subsequent breach of the same covenant or condition, and the consent or approval by Lessor to or of any act by Lessee requiring Lessor's consent or approval shall not he deemed to waive or render unnecessary Lessor's consent or approval to or of any subsequent similar act by Lessee.

                                   SECTION 26
                             RIGHT TO SHOW PREMISES

         SECTION 26.01: The Lessee hereby agrees that for a period commencing ninety (90) days prior to the termination of this Lease. The Lessor may show the premises to prospective Lessees, and ninety (90) days prior to the termination of this Lease, Lessor- may display about said premises the usual and ordinary "For Lease" signs.

                                   SECTION 27
                                LESSEE'S PROPERTY

         SECTION 27.01: Lessee shall be responsible for and shall pay before delinquency all municipal county, state and federal taxes assessed during the term of this Lease against any interest or personal property of any kind, owned by or placed in, upon the leased premises by Lessee.

         SECTION 27.02: To the extent not covered by Lessors Hazard Insurance, Lessor shall not be responsible or liable to the Lessee for any loss or damage that may be occasioned by or through the acts or omissions of pm sons occupying adjoining premises, or any part of the premises adjacent to or connected with the premises hereby leased or any part of the building of which the leased premises are a part, or for any loss or damage resulting to the Lessee or its property from bursting, stoppage, or leaking of water, gas, sewer or steam pipes, or for any damage or loss of property on or within the leased premises from any cause whatsoever.

         SECTION 27.03: Lessee shall give immediate notice to Lessor in case of fire or other casualty in the leased premises, or in the building of which the premises are a part, or of defects therein or in any fixtures or equipment.

         SECTION 27.04: Lessee shall keep the Premises, or cause the Premises to be kept, free of hazardous materials. Without limitation to the foregoing, Lessee shall neither cause nor permit: (i) the Premises to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, produce or process hazardous materials, except in compliance with all applicable federal state and local laws of regulations, nor (ii) a release of hazardous materials onto the Premises or any other property as a result of any intentional or unintentional act or emission on the part of Lessee or any Lessee or sublessee. Lessee shall defend, indemnify and hold harmless Lessor, and Lessor's employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of any kind of nature, known or unknown, contingent or otherwise (including, without limitation, accountants, and attorneys fees at both the trial and appellate levels, consultant fees, investigation and laboratory fees, court costs and litigation expenses), arising out of, or in any way related to any of the following caused by Lessee: (i) the presence, disposal release or threatened release of any hazardous materials which are on, from or affecting soil, water, vegetation, building, personal property, persons, animals or otherwise; (ii) any personal injury, including wrongful death, or damage to property, real or personal arising out of or related to such hazardous materials: (iii) any lawsuit brought, threatened or settled of governmental order related to such hazardous materials; and (iv) any violation of laws, orders, regulations, requirements or demands of governmental authorities or of any policies or requirements of Lessor which are based upon or in any way related to such hazardous materials. The term "Hazardous Material" includes, without limitation, any flammable explosive, radioactive materials, hazardous materials, hazardous wastes, hazardous of toxic substances or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. 960 et seq.), the Hazardous Materials Transportation Act, as amended (42 U.S.C. 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. 9601 et seq.), the regulations adopted and publications promulgated pursuant to the foregoing and any other federal, state or local environmental law, ordinance, rule or regulation. The provisions herein shall be in addition to any and all other obligations and liabilities Lessee may have to Lessor at law or in equity under any of the documents executed in connection with this Lease, and shall survive the termination of this Lease.

                                   SECTION 28
                                  MISCELLANEOUS

         SECTION 28.01: This Lease shall be governed by and construed in accordance with the laws of the State of Florida. If any provision of this Lease or the application thereof to any person or circumstances shall, to and extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and each remaining provision of the Lease shall be valid and enforceable to the fullest extent permitted by the law.

         SECTION 28.02: The captions of this Lease are for convenience only and are not to be construed as part of this Lease and shall not be construed as defining or limiting in any way the scope of intent of the provisions hereof.

         SECTION 28.03: Whenever herein the singular member is used, the same shall include the plural and the masculine gender shall include the feminine and neuter genders.

         SECTION 28.04: This Lease shall constitute the entire agreement of the parties hereto; all prior agreements between the parties, whether written or oral, are merged herein and shall be of no force and effect. This Lease cannot be changed, modified or discharged orally but only by an agreement in writing signed by the party against whom enforcement of the change, modification or discharge is sought.

         SECTION 28.05: In any matter in which Lessor's consent is required under this lease, said consent shall not be unreasonably withheld.

         SECTION 28.06: In the event any proceedings are brought for the foreclosure of or in the event of exercise of the power of sale under mortgage made by Lessor- covering the leased premises, Lessee shall, at the option and request of Purchaser, attorney to the Purchaser upon any such foreclosure or sale and recognize such Purchaser as the Lessor under this Lease.

         SECTION 28.07: In the event of any transfer or transfers of Lessor's interest in the premises, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Lessor accruing from and after the date of such transfer.

         SECTION 28.08: All rights and liabilities herein given to or imposed upon the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors, and assigns of the said parties; and if there shall be more than one Lessee, they shall all be bound jointly and severally by the terms, covenants and agreements therein. No rights, however, shall inure to the benefit of any assignee of Lessee unless the assignment to such assignee has been approved by Lessor in writing as provided in Section 13.01 hereof.

         SECTION 28.09: Lessor intends to initially refer to the development in which the leased premises are located at the premises. Lessor hereby reserves the right, at any time and from time to time, without notice to Lessee, to change the name of said development or any of the buildings located therein at Lessor's discretion.

         SECTION 28.10: This agreement shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, administrators, executors, representatives, successors and permitted assigns.

         SECTION 28.11: No payment by Lessee or receipt by Lessor of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Lessor shall accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or pursue any other remedy provided in this Lease.

         SECTION 28.12: The submission of this Lease for examination does not constitute a reservation of or option for the leased premises, and this Lease shall become effective as a Lease only upon execution and delivery thereof by Lessor and Lessee.

         SECTION 28.13: The parties acknowledge that this lease agreement is being entered into contingent upon early termination of existing tenant's lease agreement with JMA Investment, Inc. This agreement will be binding only if Lessor delivers possession of the Premises on or before March 15, 1999. Thereafter, this lease agreement may only be extended in writing by Delta Transfer Corp.

         IN WITNESS THEREOF, the Lessor and Lessee have executed this Lease as of the date set forth at the outset hereof.

WITNESSES:                             LESSOR:
                                       JMA INVESTMENT, INC.


                                       By:
-------------------------------           -----------------------------------
                                          DAVID BENZAKEN, PRESIDENT
-------------------------------


                                       LESSEE:
                                       DELTA RECYCLING, CORP.


                                       By:
-------------------------------           -----------------------------------
                                          PATRICK MARZANO, PRESIDENT
-------------------------------

         SECTION 28.09: Lessor intends to initially refer to the development in which the leased premises are located at the premises. Lessor hereby reserves the right, at any time and from time to time, without notice to Lessee, to change the name of said development or any of the buildings located therein at Lessor's discretion.

         SECTION 28.10: This agreement shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, administrators, executors, representatives, successors and permitted assigns.

         SECTION 28.11: No payment by Lessee or receipt by Lessor of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Lessor shall accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or pursue any other remedy provided in this Lease.

         SECTION 28.12: The submission of this Lease for examination. does not constitute a reservation of or option for the leased premises, and this Lease shall become effective as a Lease only upon execution and delivery thereof by Lessor and Lessee.

         IN WITNESS THEREOF, the Lessor and Lessee have executed this Lease as of the date set forth at the outset hereof.

WITNESSES:                             LESSOR:
                                       JMA INVESTMENT, INC.


                                       By:
-------------------------------           -----------------------------------
                                          DAVID BENZAKEN, PRESIDENT
-------------------------------


                                       LESSEE:
                                       DELTA RECYCLING, CORP.


                                       By:
-------------------------------           -----------------------------------
                                          PATRICK MARZANO, PRESIDENT
-------------------------------

                                    ADDENDUM


Reference is hereby made to certain Lease contract dated February, 1999 by and between DELTA TRANSFER CORP., (Lessee) and JMA INVESTMENT, INC., (Lessor). The following items represent changes to, and further agreements.


1. Lessee after one (1) year can vacate lease premises with four (4) months written notice after the twelfth month of occupancy.